EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-K/A for the year ending January 1, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Scott Trumbull, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 4, 2011

/s/ R. Scott Trumbull
R. Scott Trumbull
Chairman, Chief Executive Officer
Franklin Electric Co., Inc.